Exhibit 99.1

Diodes Incorporated Receives Approval from China’s Antitrust Authority for Lite-On Semiconductor Acquisition

Plano, Texas – September 23, 2020 – Diodes Incorporated (Nasdaq: DIOD) today announced the Company has received approval from the China’s State Administration for Market Regulation (SAMR) to proceed with its planned acquisition of Lite-On Semiconductor (TWSE: 5305) (“LSC”), as announced on August 8, 2019. LSC has initiated the process to terminate its listing on the Taiwan Stock Exchange as of the record date and revoke its public offering with the Taiwan Financial Supervisory Commission.

With the exception of the remaining customary closing conditions, all other conditions to the deal’s closing have been satisfied, including the approvals from the Taiwan Fair Trade Commission, the Investment Commission of the Ministry of Economic Affairs and China’s National Development and Reform Commission and SAMR. Closing is expected to occur by the end of November of this year.

About Diodes incorporated

Diodes Incorporated (Nasdaq: DIOD), a Standard and Poor’s SmallCap 600 and Russell 3000 Index company, delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrial, and automotive markets. We leverage our expanded product portfolio of discrete, analog, and mixed-signal products and leading-edge packaging technology to meet customers’ needs. Our broad range of application-specific solutions and solutions-focused sales, coupled with worldwide operations of 28 sites, including engineering, testing, manufacturing, and customer service, enables us to be a premier provider for high-volume, high-growth markets. For more information visit www.Diodes.com.

Forward-Looking Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, the following: the expected benefits of the acquisition, including the acquisition being immediately accretive; the efficiencies, cost savings, revenues, and enhanced product offerings, market position, and design and manufacturing capabilities of Diodes after the acquisition; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions.

Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk of superior acquisition proposal from other parties; the risk of Diodes being unable to obtain sufficient financing from lenders to complete the acquisition;

the risk of global market downturn conditions and volatilities impacting the completion of the acquisition or the funding; the risk that such expectations may not be met; the risk that the expected benefits of the acquisition may not be realized or that integration of the acquired business may not be as rapid as we anticipate; the risk that Lite-On’s business will not be integrated successfully into Diodes’; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that Lite-On’s standards, procedures, and controls will not be brought into conformance within Diodes’ operation; difficulties coordinating Diodes’ and Lite-On’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity, and complexity of Diodes’ operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the cost of Lite-On’s business; the diversion of our management’s attention from the management of our business; Diodes may not be able to maintain its current growth strategy or continue to maintain its current performance, costs, and loadings in its manufacturing facilities; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and Diodes’ joint venture prospects; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk that our future outlook or guidance may be incorrect; unfavorable currency exchange rates; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission.

Company Contact:

Diodes Incorporated

Laura Mehrl

Director, Investor Relations

P: 972-987-3959

E: laura_mehrl@diodes.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers, President

P: 949-224-3874

E: lsievers@sheltongroup.com